Related Party Transactions	9 Months Ended
Sep. 30, 2018
Notes To Financial Statements [Abstract]
Related Party Transactions

On February 13, 2018, the Company entered into an Agreement for Purchase and Sale, Limited Exclusive Distribution and Royalties, and Servicing and Repairs with Premier Shockwave Wound Care, Inc., a Georgia Corporation ("PSWC"), and Premier Shockwave, Inc., a Georgia Corporation ("PS"). The agreement provides for the purchase by PSWC and PS of dermaPACE System and related equipment sold by the Company and includes a minimum purchase of 100 units over 3 years. The agreement grants PSWC and PS limited but exclusive distribution rights to provide dermaPACE Systems to certain governmental healthcare facilities in exchange for the payment of certain royalties to the Company. Under the agreement, the Company is responsible for the servicing and repairs of such dermaPACE Systems and equipment. The agreement also contains provisions whereby in the event of a change of control of the Company (as defined in the agreement), the stockholders of PSWC have the right and option to cause the Company to purchase all of the stock of PSWC, and whereby the Company has the right and option to purchase all issued and outstanding shares of PSWC, in each case based upon certain defined purchase price provisions and other terms. The agreement also contains certain transfer restrictions on the stock of PSWC. Each of PS and PSWC is owned by A. Michael Stolarski, a member of the Company’s board of directors and an existing shareholder of the Company.

During the period ended September 30, 2018, the Company recorded $141,231 in revenue from this related party. The Contract liabilities balance includes a balance of $47,791 and the Accrued expenses balance includes a balance of $154,500 from this related party.